Note 20	9 Months Ended
Jul. 31, 2012
Description of New Accounting Pronouncements Not yet Adopted [Text Block]
20.  In May 2011, the FASB issued ASU 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs,” which provides a consistent definition of fair value and ensures that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. The guidance changes certain fair value measurement principles and expands the disclosure requirements, particularly for Level 3 fair value measurements. The guidance was effective for the Company beginning February 1, 2012 and in accordance therewith, has been applied prospectively. The adoption of this guidance, which relates primarily to disclosure, did not have a material impact on our financial statements.